UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 9, 2015

HealthSouth Corporation
(Exact name of Registrant as specified in its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

001-10315	63-0860407
(Commission File Number)	(IRS Employer Identification No.)

3660 Grandview Parkway, Suite 200, Birmingham, Alabama 35243
(Address of Principal Executive Offices, Including Zip Code)
(205) 967-7116
(Registrant's Telephone Number, Including Area Code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
On March 12, 2015, HealthSouth Corporation (the “Company”) completed its registered public offering of $300 million aggregate principal amount of 5.125% Senior Notes due 2023 (the “2023 Notes”) at a public offering price of 100.00% of the principal amount. The terms of the 2023 Notes are governed by the Indenture, dated as of December 1, 2009 (the “Base Indenture”), between the Company and Wells Fargo Bank, National Association, as successor to The Bank of Nova Scotia Trust Company of New York, as trustee (“Wells Fargo” or the “Trustee”), and the Fifth Supplemental Indenture, dated as of March 12, 2015 (the “Fifth Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), among the Company, the subsidiary guarantors named therein, and the Trustee. Wells Fargo also serves as trustee under the indentures governing the Company’s 8.125% Senior Notes due 2020, 7.75% Senior Notes due 2022, 5.75% Senior Notes due 2024, and 2.00% Convertible Senior Subordinated Notes due 2043.
The 2023 Notes:

•	mature on March 15, 2023 and bear interest at a rate of 5.125% per annum, payable semiannually in arrears on March 15 and September 15, beginning on September 15, 2015;

•
are jointly and severally guaranteed on a senior unsecured basis by all of the Company's existing and future subsidiaries that guarantee borrowings under its credit facility and other capital markets debt;

•
rank, along with the related guarantees, equal in right of payment to the Company's current and future senior debt and senior in right of payment to any of the Company's current and future subordinated debt; and

•
are effectively subordinated to the Company’s current and future secured debt, to the extent of the value of the assets securing such debt, and any liabilities of the Company’s non-guarantor subsidiaries.

The Indenture contains restrictive covenants that, among other things, limit the Company’s ability and the ability of certain of its subsidiaries to, among other things, incur or guarantee additional indebtedness; pay dividends on, or redeem or repurchase, its capital stock; issue or sell certain types of preferred stock; make investments; incur obligations that restrict the Company’s subsidiaries from making dividend or other payments to the Company; sell or encumber its assets; engage in transactions with affiliates; enter into sale/leaseback transactions; and merge, consolidate, or transfer all or substantially all of its assets.

The Indenture permits the Company to redeem some or all of the 2023 Notes at any time at specified redemption prices set forth in the Indenture. Upon the occurrence of a change of control, as defined in the Indenture, each holder of the 2023 Notes has the right to require the Company to repurchase some or all of such holder’s 2023 Notes at a purchase price in cash equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to the repurchase date. The Indenture also provides for events of default which, if any of them occurs, would permit or require the principal of and accrued interest on the 2023 Notes to become or to be declared due and payable.

The descriptions of the provisions of the Base Indenture and the Fifth Supplemental Indenture are summary in nature and are qualified in their entirety by reference to the provisions of the definitive agreements. The Base Indenture was filed as an exhibit to the Company’s Annual Report on Form 10‑K for the year ended December 31, 2009 and is incorporated herein by reference. The Fifth Supplemental Indenture, which includes the form of 2023 Notes, is attached hereto as Exhibit 4.2 and is incorporated herein by reference.

Item 8.01. Other Events
On March 9, 2015, HealthSouth and certain of its subsidiaries, as guarantors, entered into an underwriting agreement (the “Underwriting Agreement”) with SunTrust Robinson Humphrey, Inc., as a representative of the several underwriters named therein (the “Underwriters”), and the Underwriters. Pursuant to the Underwriting Agreement, the Company agreed to issue and sell to the Underwriters, and the Underwriters agreed to purchase for resale to the public, the 2023 Notes. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference herein. The sale of the 2023 Notes is registered pursuant to a Registration Statement on Form S-3 (No. 333-183740), filed with the Securities and Exchange Commission (the “Commission”) on September 6, 2012, as amended by post-effective amendments Nos. 1 and 2 thereto, filed with the Commission on September 4, 2014 and January 20, 2015, respectively.
The expenses relating to the offering of the 2023 Notes are estimated to be as follows:

Amount to be paid
SEC Registration Fee	$34,860
Accounting Fees and Expenses	75,000
Legal Fees and Expenses	108,000
Printing Expenses	35,000
Trustee’s Fees and Expenses	10,000
Rating Agency Fees	370,500
Total	$633,360

This Current Report on Form 8-K is being filed to incorporate the Underwriting Agreement, the expense information above and the opinion and consent of Covington & Burling LLP, attached hereto as Exhibits 5.1 and 23.1, respectively, by reference into that Registration Statement.
Forward-Looking Statements
The information contained in this Current Report on Form 8-K includes certain estimates, projections, and other forward-looking information that reflect the Company's current views with respect to future events. These estimates, projections, and other forward-looking information are based on assumptions the Company believes, as of the date hereof, are reasonable. All such estimates, projections, and forward-looking information speak only as of the date hereof. The Company undertakes no duty to publicly update or revise the information contained herein. There can be no assurance that any estimates, projections, or forward-looking information will be realized. There may be differences between such estimates and actual events, and those differences may be material.

ITEM 9.01. Financial Statements and Exhibits.
(d)    Exhibits

Exhibit Number	Description
1.1
Underwriting Agreement, dated as of March 9, 2015, by and among HealthSouth Corporation, its subsidiary guarantors named therein and SunTrust Robinson Humphrey, Inc., Barclays Capital Inc., Citigroup Global Markets Inc., Goldman, Sachs & Co., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. LLC, RBC Capital Markets, LLC, and Wells Fargo Securities, LLC.

4.1
Indenture, dated as of December 1, 2009, between HealthSouth Corporation and The Bank of Nova Scotia Trust Company of New York, as trustee (incorporated herein by reference to Exhibit 4.7.1 to HealthSouth’s Annual Report on Form 10-K for the year ended December 31, 2009).

4.2	Fifth Supplemental Indenture, dated March 12, 2015, among HealthSouth Corporation, the subsidiary guarantors named therein and Wells Fargo, National Association, as trustee.
4.3	Form of 5.125% Senior Notes due 2023 (included in Exhibit 4.2).
5.1	Opinion of Covington & Burling LLP.
23.1	Consent of Covington & Burling LLP (included in Exhibit 5.1).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
HEALTHSOUTH CORPORATION

By:	/S/ JOHN P. WHITTINGTON
	Name:	John P. Whittington
	Title:	Executive Vice President, General Counsel and Corporate Secretary

Dated: March 12, 2015